                                                                Exhibit 10(k)(2)







                             THIRD AMENDMENT TO THE
                       HUNTINGTON BANCSHARES INCORPORATED
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         Pursuant to the authority granted under section 7.07 of the Huntington Bancshares Incorporated Supplemental Executive Retirement Plan (the "Plan"), Huntington Bancshares Incorporated hereby amends the Plan as follows effective November 19, 1997.

         1. Section 8.02 is hereby deleted in its entirety.

         2. In all other respects, the Plan shall remain in full force and effect.



                                            HUNTINGTON BANCSHARES INCORPORATED



                                            By  /s/ Ralph Frasier
                                              ----------------------------------